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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 30, 1999

                           TOYMAX INTERNATIONAL, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        0-23215                                           11-3391335
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                 125 E. BETHPAGE ROAD, PLAINVIEW, NEW YORK 11803
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(Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (516) 391-9898


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On November 30, 1999, Sun Master Investment Limited (the "Company"), a company incorporated under the laws of the Hong Kong Special Administrative Region of the People's Republic of China and a wholly-owned subsidiary of Toymax International, Inc. ("Toymax"), acquired certain assets, consisting of the Funnoodle product line of Kidpower, Inc. (the "Seller"), pursuant to an asset purchase agreement (the "Purchase Agreement"), dated October 25, 1999, by and among Toymax, Seller, James O'Rourke ("O'Rourke"), the majority shareholder of the Seller, and Funnoodle, Inc. ("Funnoodle"), a Delaware corporation and a wholly owned subsidiary of Toymax, which was assigned to the Company pursuant to an assignment and assumption of contract (the "Assignment"), dated November 30, 1999, by and among the Company, Toymax, Funnoodle, Seller and O'Rourke.

         The Funnoodle product line is a highly recognized consumer brand of pool and backyard water recreational products and a leader in those categories. The full product line includes the original Funnoodle(R) water toys, floating pool mats, lawn sprinkler toys, and exercise mats. The consideration for the acquisition was approximately $8,700,000 paid in cash to the Seller (the "Initial Payment") not including the assumption of certain commitments of the Seller in an amount of approximately $500,000 plus up to $7,000,000 payable to the Seller after the closing if certain contingencies occur. The funding for the acquisition was out of the working capital of Toymax.

         In connection with the acquisition, the Company entered into a management services agreement (the "Management Agreement"), dated November 30, 1999, with Seller. Pursuant to the Management Agreement, Seller will manage the day to day operations with respect to the Funnoodle product line. The term of the Management Agreement is through November 15, 2002 and the management fee payable to the Seller is seven percent (7%) of the cost of all finished goods with respect to the Funnoodle product line.

         The Company hereby incorporates by reference herein the matters announced in the Company's press release dated December 3, 1999 (such press release is filed as Exhibit 99.1 hereto).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Such information will be filed by amendment to this Form 8-K within sixty days from the date hereof.

         (b)      Pro-forma financial information.

                  Such information will be filed by amendment to this Form 8-K within sixty days from the date hereof.


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         (c)      Exhibits.

                  The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

                  2.1 Asset Purchase Agreement, dated October 25, 1999, among Toymax International, Inc., Funnoodle, Inc., Kidpower, Inc., James O'Rourke.

                  2.2 Assignment and Assumption of Contract dated November 30, 1999 among Toymax International, Inc., Sun Master Investment Limited, Funnoodle, Inc., Kidpower, Inc., James O'Rourke.

                  10.1 Management Agreement, made as of November 30, 1999, between Sun Master Investment Limited and Kidpower, Inc.

                  99.1     Press release of the Company dated December 3, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TOYMAX INTERNATIONAL, INC.
                                           --------------------------
                                                  (Registrant)


Date: December 15, 1999             By: /s/ William A. Johnson, Jr.
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                                       William A. Johnson, Jr.
                                       Chief Financial Officer and Treasurer


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